DocuSign Envelope ID: 82B4133C-B033-45F8-A3E1-A20892A44579

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

Amendment No. 2 to 6-1163-WEB-1047

GAC, Inc.

PO Box 309, Ugland House Grand Cayman

KY1-1104

Cayman Islands

Subject: Amendment No. 2 to Accommodations for 737 MAX Disruption

References: a) Agreement No. 6-1163-WEB-1047 entitled “Accommodations for 737 MAX Disruption” including the Addendum (Agreement) dated March 20, 2020 between GAC, Inc. (Customer) and The Boeing Company (Boeing)

b) Amendment No. 1 to the Agreement (Amendment No. 1) dated November 25, 2020 between Customer and Boeing

This Amendment No. 2 to the Agreement (Amendment No. 2) revises and supplements the Agreement. All terms used but not defined in this Amendment No. 2 will have the same meaning as in (i) the Agreement and (ii) Purchase Agreement No. 3780 (PA 3780), as the context requires. The Agreement will be deemed amended to the extent provided herein as of the date of execution of this Amendment No. 2 by the parties, and as so amended will continue in full force and effect.

Under the Agreement, Customer agreed to take delivery of, among other things, the [****] Aircraft as described in Article 1.1.2 of the Agreement. Customer obtained [****], and [****], and Boeing consented to such [****] for the [****] Aircraft. Of the [****] Aircraft, [****] with Contract Delivery Dates in [****] Aircraft) are built and stored at Boeing, while the [****] with Contract Delivery Dates in [****] were [****] ([****] Aircraft) as specified in the Boeing Notice dated July 27, 2020 from Boeing to Customer.

Pursuant to the [****], [****] paid advance payments in the total amount of [****] U.S. Dollars [****] PDPs) to Boeing for the [****] Aircraft and the [****] Aircraft. [****] Company notified Customer of [****] on the [****] PDPs. [****] and Customer have agreed to the fixed amount of [****] Interest) that, once paid, [****] to the [****] on the [****] PDPs.

Amendment No. 2 to 6-1163-WEB-1047	PAGE 1
BOEING PROPRIETARY

DocuSign Envelope ID: 82B4133C-B033-45F8-A3E1-A20892A44579

In addition, subsequent to the execution of the Agreement, the United States Federal Aviation Administration (FAA) and Brazil’s Agência Nacional de Aviação Civil (ANAC) issued the return to service orders for the Boeing model 737 MAX aircraft on November 18, 2020 and November 25, 2020, respectively.

1.	[****]

1.1        To support Customer’s resolution with [****] on the PDP [****] and Customer’s taking delivery of the [****] Aircraft and [****] Aircraft under the Purchase Agreement and the Agreement, Boeing offers to amend the terms of the Agreement as follows:

1.1.1      Boeing will address the [****] PDPs [****] in accordance with the terms of an amendment (subject to Boeing’s consent) to each of the [****] to the [****], including (i) the [****] with respect to the [****] Aircraft and (ii) the [****] among [****] with respect to the [****] Aircraft.

1.1.2      Boeing will [****] a [****] of [****] Amount) from the [****] to be issued in accordance with Article 2.3 of the Agreement, as applicable to the subsequent [****] of the [****] Aircraft, with such [****] Amount to be made available as follows:

1.1.2.1                    A [****] of [****] of the [****] Amount will be [****] from the [****] to be issued at delivery of the [****] to the [****] Aircraft and be paid by Boeing to [****] on behalf of [****] towards Customer’s [****] on the [****] PDPs; and

1.1.2.2                    A [****] of [****] of the [****] Amount will be [****] from the [****] to be issued at delivery of the [****] to the [****] Aircraft, divided equally, with such amount applied to the [****] amounts [****] to Boeing for each of the [****] Aircraft and [****] Aircraft.

1.1.3      Customer may [****] the [****] amounts due for the [****] Aircraft [****] of each such [****] Aircraft.

1.1.4      Advance payments for the [****] Aircraft will be due in accordance with the terms specified in Letter Agreement No. LA-1207836R3 to PA 3780.

Amendment No. 2 to 6-1163-WEB-1047	PAGE 2
BOEING PROPRIETARY

DocuSign Envelope ID: 82B4133C-B033-45F8-A3E1-A20892A44579

1.1.5      The remaining balance of [****] specified in Article 2.3 of the Agreement will be issued in accordance with the provisions therein. Payments of the [****] specified in Article 2.3 of the Agreement will [****] of the [****] Aircraft as depicted in Attachment A attached hereto. In no event will the total [****] issued under Article 2.3 of the Agreement, as [****] pursuant to the terms of this Amendment No. 2, [****] fixed.

2.               [****]

3.               Other Terms. The Agreement is amended as set forth above upon execution by the parties of this Amendment No. 2. All other terms and provisions of the Agreement and Amendment No. 1, including but not limited to [****], and [****], which are not amended by the terms of this Amendment No. 2 remain unchanged (except all references to the Agreement will be deemed to include this Amendment) and in full force and effect, and shall apply to this Amendment No. 2.

4.               Confidentiality. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping Customer perform its respective obligations under this Amendment No. 2 and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing, in the event of a breach of this clause by Customer, Boeing may [****] under this Amendment No. 2 and Customer will be [****] Boeing for the above accommodations.

Amendment No. 2 to 6-1163-WEB-1047	PAGE 3
BOEING PROPRIETARY

DocuSign Envelope ID: 82B4133C-B033-45F8-A3E1-A20892A44579

Please indicate Customer’s acceptance of this Amendment No. 2 on or before March 12, 2021, after which date the offer specified herein will expire.

Date:

March 11, 2021

ACCEPTED AND AGREED TO

GAC, INC.	THE BOEING COMPANY

By: [****]	[****]

Name: [****]	Name: [****]

Title:	Title: Attorney-in-Fact
[****]

Amendment No. 2 to 6-1163-WEB-1047	PAGE 4
BOEING PROPRIETARY

DocuSign Envelope ID: 82B4133C-B033-45F8-A3E1-A20892A44579

Attachment A: Details of [****] of “Fixed Credit Memoranda”

Pursuant to Article 2.3 of the Agreement, the “Fixed Credit Memoranda” described therein were to be issued [****] of [****] of the [****] Aircraft delivered to Customer, as [****] for [****] of [****] Aircraft. As a further consideration, if Boeing were to deliver [****] Aircraft to Customer in [****], then Boeing would [****] Customer a [****] such that total payments for [****] would be [****]. The following table describes the disposition of such “[****] Credit Memoranda” made under the Agreement (as amended by Amendment No. 1), and to be made under this Amendment 2.

Aircraft	Fixed Credit Memoranda (CM)	Credit Memoranda Disposition
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
Amendment No. 2 to 6-1163-WEB-1047	PAGE 5
BOEING PROPRIETARY

DocuSign Envelope ID: 82B4133C-B033-45F8-A3E1-A20892A44579

Aircraft	Fixed Credit Memoranda (CM)	Credit Memoranda application
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

Amendment No. 2 to 6-1163-WEB-1047	PAGE 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

Amendment No. 3 to 6-1163-WEB-1047

GAC, Inc.

PO Box 309, Ugland House Grand Cayman

KY1-1104

Cayman Islands

Subject:	Amendment No. 3 to Accommodations for 737 MAX Disruption

Reference:	a) Agreement No. 6-1163-WEB-1047 entitled “Accommodations for 737 MAX Disruption” including the Addendum (Agreement) dated March 20, 2020 between GAC Inc. (Customer) and The Boeing Company (Boeing).

b) Amendment No. 1 to the Agreement (Amendment No. 1) dated November 25, 2020 between Customer and Boeing.

c) Amendment No. 2 to the Agreement (Amendment No. 2) dated March 11, 2021 between Customer and Boeing.

This Amendment No. 3 to the Agreement (Amendment No. 3) revises and supplements the Agreement. All terms used but not defined in this Amendment No. 3 will have the same meaning as in (i) the Agreement and (ii) Purchase Agreement No. 3780 (PA 3780), as the context requires. The Agreement will be deemed amended to the extent provided herein as of the date of execution of this Amendment No. 3 by the parties, and as so amended will continue in full force and effect.

Concurrent with the execution of this Amendment No. 3, the parties will execute Supplemental Agreement No. 13 to PA 3780 whereby Boeing agrees to [****] and Customer agrees to [****] aircraft as described therein ([****] Aircraft).

1.               [****]. To support Customer’s purchase of the [****] Aircraft in addition to the Aircraft under PA 3780 and the Agreement, Boeing offers to amend the terms of the Agreement as follows:

1.1           Boeing will [****] the issuance of the [****] specified in Article 2.3 of the Agreement in the [****] Amount), with such [****] Amount to be made available as described in Article 1.2 below and as depicted in Attachment A attached hereto. In no event will the [****] issued under Article 2.3 of the Agreement, as [****] pursuant to the terms of Amendment No. 1, Amendment No. 2 and this Amendment No. 3, [****].

1.2           The [****] Amount will be [****] Aircraft, with such [****] amount applied [****] as an advance payment for [****] Aircraft in the amount of [****] per [****] Aircraft.

1.3           The provisioning of the [****] under Article 2.3 of the Agreement is [****] upon issuance of the [****] Amount as described in Article 1.2 above.

2.               [****]

BOEING PROPRIETARY

3.               Other Terms. The Agreement is amended as set forth above upon execution by the parties of this Amendment No. 3. All other terms and provisions of the Agreement, Amendment No. 1, and Amendment No. 2, including but not limited to [****], and [****], which are not amended by the terms of this Amendment No. 3, remain unchanged (except all references to the Agreement will be deemed to include this Amendment) and in full force and effect, and shall apply to this Amendment No. 3.

4.               Confidentiality. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping Customer perform its respective obligations under this Amendment No. 3 and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing, in the event of a breach of this clause by Customer, Boeing may [****] provided under this Amendment No. 3 and Customer [****] Boeing for the above accommodations.

ACCEPTED AND AGREED TO this

Date:

Gac Inc.		THE BOEING COMPANY

By:	[****]	By:	[****]

Name:		Name:	[****]

Title:		Title:	[****]

Amendment No. 3 to 6-1163-WEB-1047	PAGE 2
BOEING PROPRIETARY

Attachment A: Details of [****] of “[****]”

Pursuant to Article 2.3 of the Agreement, the “[****]” described therein were to be issued [****] of [****] of the [****] Aircraft delivered to Customer, as [****] for [****] Aircraft [****] of [****] Aircraft. The following table describes the disposition of such “[****]” made under the Agreement (as amended by Amendment No. 1 and Amendment No. 2), and to be made under this Amendment No. 3.

Aircraft	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
Amendment No. 3 to 6-1163-WEB-1047	PAGE 3
BOEING PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]

Amendment No. 3 to 6-1163-WEB-1047	PAGE 4
BOEING PROPRIETARY